UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

DD’s Deluxe Rod Holder Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-204518	61-1748028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor, Golden Sunset Community, Wencang Village, Yueping Township, Yan Feng District,

Hengyang City, Hunan Province, China 421000

(Address of principal executive offices)

+86 0734-8476607

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Former Independent Registered Public Accounting Firm

On December 20, 2018, the board of directors of DD’s Deluxe Rod Holder, Inc. (the “Company”) decided to dismiss WWC, P.C. (“WWC”) as its independent registered public accounting firm, effectively immediately.

WWC was engaged as the Company’s auditor on May 11, 2018 and did not provide any auditor report on the Company’s financial statements.

During the Company’s two most recent fiscal years ended December 31, 2017 and 2016, and for the subsequent interim period through December 20, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s two most recent fiscal years ended December 31, 2017 and 2016, and for the subsequent interim period through December 20, 2018, there was one “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K, relating to disclosure of material weaknesses in the Company’s internal control over financial reporting.

In accordance with Item 304(a)(3) of Regulation S-K, the Company furnished WWC with a copy of this Current Report on Form 8-K on December 20, 2018, providing WWC with the opportunity to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of WWC’s letter addressed to the SEC relating to the statements made by the Company in this report.

New Independent Registered Public Accounting Firm

On December 20, 2018, in connection with the dismissal of WWC, upon the approval of its board of directors, the Company engaged Centurion ZD CPA Limited (“Centurion”) as its new independent registered public accounting firm to audit and review the Company’s financial statements, effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2017 and 2016, and for the subsequent interim period through December 20, 2018, neither the Company nor anyone on its behalf consulted Centurion regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Centurion concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from WWC, P.C., dated January 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DD’s Deluxe Rod Holder, Inc.

Dated: January 9, 2019	By:	/s/ Jun Quan
Jun Quan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from WWC, P.C., dated January 9, 2019